UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 15, 2010

FORESTAR GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33662	26-1336998

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6300 Bee Cave Road, Building Two, Suite 500
Austin, Texas 78746-5149

(Address of principal executive offices including Zip Code)
(512) 433-5200

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Form 8-K/A amends the Current Report on Form 8-K of Forestar Group Inc. dated April 15, 2010, which was previously filed with the Securities and Exchange Commission on April 16, 2010, to include the correct slide number 45 in the investor presentation materials furnished as Exhibit 99.1 thereto. The investor presentation materials with the correct slide number 45 are furnished as Exhibit 99.1 hereto.
9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Presentation materials for Company investor presentations

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTAR GROUP INC.
Dated: April 16, 2010	By:	/s/ Christopher L. Nines
		Name:	Christopher L. Nines
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation materials for Company investor presentations